UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  October  4,  2004
                                                         -----------------

                         ALPHA WIRELESS BROADBAND, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                   0-20259          33-0845463
          ------                   -------          ----------
(State or other jurisdiction     (Commission      (IRS Employer
      of incorporation)          File Number)   Identification No.)

       10120 South Eastern Avenue, Suite 200, Henderson, Nevada      89052
       --------------------------------------------------------      -----
             (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code     775-588-2387
                                                              ------------

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  5  -  Corporate  Governance  and  Management
-----------------------------------------------------

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Incorporation expressly vests in the Board of Directors of the corporation the authority to create a series of preferred stock and designate such and determine the rights, preferences, privileges and restrictions relating to the same.


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On  or  about  September  30, 2004, the Registrant created a series of preferred stock and so designates it as Series C Preferred Stock. The Certificate of Designation is attached hereto as Exhibit 4.0.

Section  9  -  Financial  Statements  and  Exhibits
---------------------------------------------------

Item  9.01  Financial  Statements  and  Exhibits.
(a)     Financial  Statements.  None.
(b)     ProForma  Financial  Information.  None.
(c)     Exhibits.

Exhibit  No.     Description  of  Exhibit
-----------      ------------------------
4.0              Certificate of Designation,  Number,  Powers,  Preferences  and
                 Other Rights and Qualifications, Limitations, Restrictions  and
                 Other Characteristics of Series "C  Preferred  Stock  of  Alpha
                 Wireless  Broadband,  Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha  Wireless  Broadband,  Inc.
---------------------------------
(Registrant)

October  4,  2004
-----------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President

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